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                                                                   EXHIBIT 10.41


                              ILEX ONCOLOGY, INC.


                                PROMISSORY NOTE
                                      AND
                                   AGREEMENT


$200,000.00                                                  San Antonio, Texas

         FOR VALUE RECEIVED, the undersigned promises to pay to Ilex Oncology, Inc. ("ILEX") or order, at 11550 IH 10 West, Suite 100, San Antonio, Texas 78230-1064, the sum of Two Hundred Thousand and 00/100 dollars ($200,000.00), without interest. Principal shall be payable on the earlier of (1) when the undersigned should sell, convey or alienate his interest in the property located at 105 Ponca Bend, San Antonio, Texas 78231 or any part thereof, or shall be divested of his title or any interest therein any manner or way, whether voluntarily or involuntarily; or (2) when the undersigned ceases to be an employee of ILEX; or (3) within one month after the undersigned completes the sale of his property located at 581 Torland Court, Sunnyvale, California 94087; or (4) six (6) months after the date on which this agreement is signed by the undersigned.

         The undersigned agrees to cooperate fully with ILEX in causing this note to be recorded by the County Recorder's Office as a lien on the San Antonio, Texas property described above.

         ILEX agrees to execute a subordination agreement in the event the undersigned refinances the mortgage on the San Antonio, Texas property described above.

         Should this note or any portion thereof be referred to an attorney for collection, a reasonable attorney's fee shall be owed by the undersigned. Principal shall be payable in lawful money of the United States of America.




                                                         /s/ AL A. JECMINEK
                                                         -----------------------
                                                         AL A. JECMINEK

                                                         Sept 10, 1999
                                                         -----------------------
                                                         DATE